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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------

                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A


                 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 9, 2002


                                 EUROTECH, LTD.
             (Exact name of registrant as specified in its charter)


    DISTRICT OF COLUMBIA               000-22129               33-0662435
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


                          10306 EATON PLACE, SUITE 220
                             FAIRFAX, VIRGINIA 22030
                            ------------------------
               (Address of principal executive offices) (Zip Code)



                                 (703) 352-4399
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1. - Letter dated September 10, 2002, from Grassi & Co. CPA's, P.C. to the Securities and Exchange Commission regarding change in certifying accountants.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EUROTECH, LTD.

October 7, 2002


                                             BY: /S/ DON V. HAHNFELDT
                                             ----------------------------------
                                                     DON V. HAHNFELDT
                                                     PRESIDENT AND CEO